SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Confidential, for Use of the
                                               Commission Only (as permitted
[X]  Definitive Proxy Statement                by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               WVS Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------

     (5)  Total fee paid:
                         -------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                 -----------------------------------------------

     (2)  Form, schedule or registration statement no.:
                                                       -------------------------

     (3)  Filing party:
                       ---------------------------------------------------------

     (4)  Date filed:
                     -----------------------------------------------------------

                                                              September 26, 2008


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of WVS Financial Corp. The meeting will be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 28, 2008 at 10:00 a.m., Eastern time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

Directions to St. Brendan's Episcopal Church from West View Savings Bank's main office at 9001 Perry Highway, Pittsburgh, Pennsylvania

         o        Go north on Perry Highway for approximately 0.8 miles
         o Turn left onto West Ingomar Road/Yellow Belt and go approximately 2.3 miles
         o        Turn right onto Rochester Road and go approximately 0.6 miles
         o Turn left onto McAleer Road: St. Brendan's Episcopal Church is approximately 0.1 miles on the right side at 2365 McAleer Road, Sewickley, Pennsylvania

         It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.

/s/ David J. Bursic                                        /s/ Donald E. Hook

David J. Bursic                                            Donald E. Hook
President and Chief Executive Officer                      Chairman of the Board

                               WVS FINANCIAL CORP.
                               9001 Perry Highway
                         Pittsburgh, Pennsylvania 15237
                                 (412) 364-1911

                               ------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on October 28, 2008

                               ------------------


         NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of WVS Financial Corp. (the "Company") will be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 28, 2008 at 10:00 a.m., Eastern time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         (1) To elect two directors for a four-year term and until their successors are elected and qualified;

         (2)      To approve the WVS Financial Corp. 2008 Stock Incentive Plan;

         (3) To ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The board of directors has fixed September 10, 2008 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.


                                             By Order of the Board of Directors

                                             /s/ Pamela M. Tracy

                                             Pamela M. Tracy
                                             Corporate Secretary


Pittsburgh, Pennsylvania
September 26, 2008

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                               WVS FINANCIAL CORP.

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 28, 2008


         This proxy statement is furnished to holders of common stock, $.01 par value per share, of WVS Financial Corp. (the "Company"), the holding company of West View Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 28, 2008 at 10:00 a.m., Eastern time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about September 26, 2008.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Pamela M. Tracy, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record of the Company at the close of business on September 10, 2008 are entitled to notice of and to vote at the annual meeting and at any adjournment thereof. On the record date, there were 2,167,524 shares of common stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding.

         Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes present, in person or by proxy, at the annual meeting is required for approval of the proposals to approve the Company's 2008 Stock Incentive Plan ("Incentive Plan") and to ratify the appointment of the Company's independent registered public accounting firm for fiscal 2009.

         Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the independent registered public accounting firm are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. The proposal to approve the Incentive Plan is a
"non-discretionary" item for which brokerage firms may not vote without instructions from clients and, thus, there may be broker "non-votes" at the meeting. Abstentions and broker "non-votes" will be counted for purposes of determining the presence of a quorum at the annual meeting. However, because of the required votes, abstentions and broker "non-votes" will have no effect on the voting for the election of directors, but will have the effect of a vote against the proposals to approve the Incentive Plan and to ratify the appointment of the Company's independent registered public accounting firm for fiscal 2009.

             INFORMATION WITH RESPECT TO THE NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the board of directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         The nominees for director are not related to any other director or executive officer of the Company by blood, marriage or adoption. Donald E. Hook, a current director of the Company whose term expires at the annual meeting, has reached mandatory retirement age under the Company's bylaws and will retire following the annual meeting.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If a person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee recommended by the board of directors. At this time, the board of directors knows of no reason why the nominees listed below may not be able to serve as a director if elected.

         The two persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected as directors of the Company.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

                            Nominees for Director for a Four-Year Term Expiring in 2012


                                                                                                        Director
       Name               Age(1)               Principal Occupation During the Past Five Years           Since
----------------------    ------     --------------------------------------------------------------     --------
David J. Bursic             46       Director; President and Chief Executive Officer of the Company       1998
                                     and the Savings Bank since June 1998;  prior thereto served as
                                     Senior Vice President,  Treasurer and Chief Financial  Officer
                                     of the Company and the Savings  Bank since 1992 and in various positions  with the Company  and the Savings  Bank since 1985.
                                     Mr. Bursic  serves as a special advisor  to the board of North
                                     Hills Community Outreach, a non-profit organization.

Jonathan D. Hoover          40       Senior Vice  President of Bank  Operations of the Savings Bank         --
                                     since October 2006,  Vice President of Bank  Operations  since
                                     April  2003 and Vice  President  of  Community  Banking of the
                                     Savings Bank since October 2001.  Prior thereto,  as Assistant
                                     Vice President, Branch Coordinator since October 1996.


The board of directors recommends you vote FOR election of the nominees for director.


                            Members of the Board of Directors Continuing in Office

         Director Whose Term Expires in 2009


                                                                                                        Director
       Name               Age(1)               Principal Occupation During the Past Five Years           Since
----------------------    ------     --------------------------------------------------------------     --------
Margaret VonDerau           68       Director;  Formerly  served  as  Corporate  Secretary  of  the       1993
                                     Company from July 1993 until  October 31, 2003, as Senior Vice
                                     President  of the Company  from July 1993 until March 31, 2003 and of the Savings Bank from 1990 until March 31, 2003, and as
                                     Treasurer  of the Company and the Savings  Bank from June 1998 until March 31, 2003;  prior thereto  served as Vice President and Corporate Secretary of the Savings Bank.
         Director Whose Term Expires in 2010

                                                                                                        Director
       Name               Age(1)               Principal Occupation During the Past Five Years           Since
----------------------    ------     --------------------------------------------------------------     --------
David L. Aeberli            71       Director;  Funeral director of McDonald-Aeberli  Funeral Home,       1985
                                     Inc., located in Mars, Pennsylvania. Prior to January 1, 2003,
                                     Mr.  Aeberli  also  served as  President  of  McDonald-Aeberli
                                     Funeral Home, Inc.

         Directors Whose Term Expires in 2011

                                                                                                        Director
       Name               Age(1)               Principal Occupation During the Past Five Years           Since
----------------------    ------     --------------------------------------------------------------     --------
John W. Grace               65       Director;   President   and  director  of  G  &  R  Investment       2007
                                     Consultants,  Inc., a registered investment advisor located in
                                     Pittsburgh, Pennsylvania.

Lawrence M. Lehman          56       Director;  Owner/sole  proprietor of Newton-Lehman  Agency, an       2002
                                     insurance  agency  located in  Pittsburgh,  Pennsylvania.  Mr.
                                     Lehman  serves as a board member of The Doorway,  a non-profit organization.

--------------
(1) As of June 30, 2008.

Independence of the Company's Board of Directors

         It is the policy of the board of directors of the Company that a substantial majority of its directors be independent of the Company within the meaning of applicable laws and regulations and the listing standards of the NASDAQ Stock Market, Inc.

         Our board of directors has affirmatively determined that a majority of our directors are independent. The current independent directors are Messrs. Aeberli, Grace, Hook, Lehman and Mrs. VonDerau. Our board of directors also has affirmatively determined that each member of the audit committee and the compensation committee of the board of directors is independent within the meaning of applicable laws and regulations and the requirements of the NASDAQ Stock Market, Inc.

Nominations Process

         The board of directors actively oversees the business and management of the Company through regular board and committee meetings. The board of directors has established certain committees to address recurring business matters such as audit, compensation and finance. Based upon the infrequent business need to add new directors, the Company's board of directors chooses to address director nominations at the board level.

         The Company's board of directors considers and evaluates nominees for the election of directors, subject to approval of a majority of the independent members of the board. As discussed above each of the current independent members of the board is independent within the meaning of the rules of the NASDAQ Stock Market, Inc. During fiscal 2008, the board met once in connection with nominations for director.

         The board of directors considers candidates for director suggested by its members, as well as management and stockholders. A stockholder who desires to recommend a prospective nominee for the board should notify the Company's Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The board also considers whether to nominate any person nominated pursuant to the provision of the Company's articles of incorporation relating to stockholder nominations, which is described under "Stockholder Nominations" below. The board of directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

         The board of directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert", as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. In addition, the bylaws of the Company provide that no person may be eligible for election, reelection, appointment or reappointment as a director (i) after they reach 76 years of age and (ii) unless such person's primary residence is in a county, city or town within the Commonwealth of Pennsylvania and not more than 35 miles from the main office or any branch office of the Savings Bank. The board also may consider the extent to which the candidate would fill a present need on the board of directors.

         Once the board of directors has identified a prospective nominee, the board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the board with the recommendation of the prospective candidate, as well as the board member's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Stockholder Nominations

         Article  7.F  of  the  Company's  articles  of  incorporation   governs
nominations for election to the board of directors and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Company and the Savings Bank

         Regular meetings of the board of directors of the Company are held on at least a quarterly basis. The board of directors of the Company held a total of five regular and special meetings during the fiscal year ended June 30, 2008. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the fiscal year ended June 30, 2008, and the total number of meetings held by all committees on which he or she served during such year.

         Audit Committee. The board of directors of the Company has established an audit committee which consists of Mrs. VonDerau (Chairman), Messrs. Aeberli, Hook and Lehman all of whom are outside directors. The audit committee meets with the Company's internal auditor, engages the Company's external independent registered public accounting firm and reviews their reports. The audit committee meets at least quarterly and met six times during fiscal 2008. The members are independent as defined in Rule 4200 of the listing standards of the NASDAQ Stock Market.

         The board of directors has determined that Mrs. VonDerau, a member of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and
(v) an understanding of audit committee functions.

         The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933.

         The board of directors has adopted an audit committee charter. The audit committee charter is not available on the Company's website, but was attached as an appendix to the Company's proxy statement for its 2007 annual meeting of stockholders.

         Report of the Audit Committee. In accordance with rules adopted by the Securities and Exchange Commission, the audit committee of the board of directors of the Company makes this report for the year ended June 30, 2008.

         The audit committee of the board of directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. During fiscal 2008, the audit committee was composed of four directors, each of whom is independent as defined by the listing standards of the NASDAQ Stock Market. The audit committee operates under a written charter approved by the board of directors.

         Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accounting firm, S.R. Snodgrass, A.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the audit committee reviewed the audit plans, audit scope and audit risks with both S.R. Snodgrass and the Company's internal audit department. The audit committee met with management and S.R. Snodgrass to review and discuss the June 30, 2008 financial statements. The audit committee also discussed with S.R. Snodgrass the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also received written disclosures from S.R. Snodgrass
required  by   Independence

Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with S.R. Snodgrass the firm's independence.

         Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of the representations of management and the independent accountants, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2008 to be filed with the Securities and Exchange Commission.

         The audit committee and the board of directors considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2008 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2009.

                                                   Margaret VonDerau (Chairman)
                                                   Donald E. Hook
                                                   David L. Aeberli
                                                   Lawrence M. Lehman

         Compensation Committee. The compensation committee of the board of directors determines compensation for executive officers. During the fiscal year ended June 30, 2008, the members of the committee were Messrs. Hook (Chairman), Aeberli, Grace, Lehman and Mrs. VonDerau, each of whom is independent as defined by the listing standards of the NASDAQ Stock Market. The compensation committee has not adopted a written charter.

         Finance Committee. The finance committee of the Company consists of Messrs. Aeberli (Chairman), Hook, Lehman and Mrs. VonDerau, and from management, Messrs. Bursic and Keith Simpson. The finance committee, which approves all securities purchased by the Company and the Savings Bank, meets at least quarterly and met five times during fiscal 2008.

         The board of directors of the Company has also established an executive committee.

         The board of directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended June 30, 2008, the board of directors of the Savings Bank met 12 times. The board of directors of the Savings Bank has established various committees, some of which act jointly with the Company's respective similar board committee: These committees include: an audit committee, an executive committee, a compensation committee, a classification of assets review committee, a Community Reinvestment Act committee, a finance committee, a loan committee and a nominating committee.

         Loan Committee. The loan committee of the Savings Bank consists of Messrs. Lehman (Chairman), Aeberli, Grace, Hook and Mrs. VonDerau, and from management, Messrs. Bursic and Hoover. The loan committee, which approves all loans originated by the Savings Bank, meets monthly and met 12 times during fiscal 2008.

Executive Officers Who Are Not Directors

         Set forth below is information with respect to the principal occupation during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors or are nominees for director.

         Keith A. Simpson. Age 51. Mr. Simpson has been Treasurer of the Company and the Savings Bank since April 2003 and Vice President and Chief Accounting Officer of the Company and the Savings Bank since November 2002. Previously, Mr. Simpson was Controller and Assistant Treasurer of the Savings Bank since October 1995.

         Bernard P. Lefke. Age 57. Mr. Lefke has been Vice President of Savings of the Savings Bank since February 1991. Previously, Mr. Lefke was an Assistant Vice President and Branch Manager of the Savings Bank since 1981.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director and nominee for director of the Company, and
(iii) all directors and executive officers of the Company as a group.

    Name of Beneficial Owner or Number              Amount and Nature of Beneficial
           of Persons in Group                  Ownership as of September 10, 2008(1)(2)     Percent of Common Stock
------------------------------------------      ----------------------------------------     -----------------------
WVS Financial Corp. Employee                                    231,245(3)                            10.6%
Stock Ownership Plan
9001 Perry Highway
Pittsburgh, PA 15237

Directors:
David L. Aeberli                                                 45,193(3)(4)                          2.1
David J.  Bursic                                                178,317(3)(5)                          8.2
John W. Grace                                                     4,363(6)                             0.2
Donald E. Hook                                                   28,401(3)(7)                          1.3
Lawrence M. Lehman                                                6,454(8)                             0.3
Margaret VonDerau                                               110,690(9)                             4.9

Nominee for director:
Jonathan D. Hoover                                               10,591(10)                            0.5

All directors, nominees for director                            427,818(11)                           19.7
and executive officers as a group (9
persons)

-----------------
(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3) Messrs. Bursic, Aeberli and Hook are trustees (the "Trustees") of the trust created pursuant to WVS Financial Corp. Employee Stock Ownership Plan and Trust ("ESOP"). The indicated holdings represent shares held in the ESOP which have been allocated to participating employees and will be voted at the direction of the participant, for which the Trustees disclaims beneficial ownership. Does not include shares held in trusts under other employee benefit plans of the Company and the Savings Bank which hold common stock on behalf of employee participants of such plans for which the Trustees also serve as trustees as follows:
         17,842 shares of common stock held pursuant to the Company's deferred compensation plan, which are voted by the Trustees pursuant to plan; 200 shares of common stock held pursuant to the Company's recognition and retention plans and trusts, of which 200 shares have been allocated to directors and employees. Under the terms of the recognition plans, the Trustees will vote allocated shares at the direction of recipients
         and   unallocated   shares  in  the  same  proportion  as
         it receives instructions from recipients with respect to allocated shares. The Trustees will not vote allocated shares in the recognition plans if they do not receive instructions from the recipient; 65,601 shares of common stock were held pursuant to the Company's profit sharing plan, which are voted at the direction of participants. The Trustees will vote allocated shares of common stock held in the profit sharing plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants. The shares of common stock beneficially owned by the Trustees or by all directors and executive officers as a group does not include the shares held by trusts for employee benefit plans.

(4) Includes 15,903 shares held jointly with Mr. Aeberli's wife and 5,950 shares held solely by Mr. Aeberli's wife.

(5) Includes 83,414 shares held jointly with Mr. Bursic's wife, 9,738 shares held solely by Mr. Bursic's wife, 200 shares held by Mr.
         Bursic's children, 1,731 shares held in the Company's deferred compensation plan, 11,798 shares held in the Company's profit sharing plan and 29,790 shares held for the account of Mr. Bursic in the ESOP.

(6) The indicated shares are held in the Company's profit sharing plan. Does not include 4,507 shares held for the benefit of employees of G&R Investment Consultants in that company's profit sharing plan, for which Mr. Grace is a trustee.

(7) Includes 5,600 shares held jointly with Mr. Hook's wife, 16,111 shares held in the Company's deferred compensation plan and 305 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date. Mr. Hook will retire as a director following the annual meeting.

(8) Includes 2,082 shares held by Mr. Lehman's wife and 2,289 shares held in the Newton-Lehman Agency profit sharing plan.

(9) Includes 34,061 shares held in the Company's profit sharing plan, 26,146 shares held for the account of Mrs. VonDerau in the ESOP and 100 shares held in an estate trust for which Mrs. VonDerau is a trustee.

(10) Includes 1,281 shares held in the Company's profit sharing plan and 9,230 shares held for the account of Mr. Hoover in the ESOP.

(11) Includes on behalf of directors and executive officers as a group, 65,124 shares held in the Company's profit sharing plan, 160 shares held in the Company's recognition and retention plans and trusts, 87,660 shares held in the ESOP, 17,842 shares held in the Company's deferred compensation plan and 305 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

Executive Compensation

         The following table sets forth a summary of certain information concerning the compensation paid by the Company or its subsidiaries for services rendered in all capacities during the last fiscal year to our principal executive officer. No other executive officer of the Company and its subsidiaries had total compensation over $100,000 during the year ended June 30, 2008. We refer to this individual throughout this proxy statement as the "named executive officer."

                           Summary Compensation Table

                                                             Nonqualified
                                                               Deferred     All Other
    Name and Principal       Fiscal                          Compensation    Compen-
         Position             Year    Salary(1)   Bonus(2)    Earnings(3)    sation(4)    Total
-----------------------      ------   ---------   --------   ------------   ----------   --------
David J. Bursic               2008    $245,750    $60,000       $116          $18,390    $324,256
President and Chief           2007     235,750     45,000        149           21,907     302,806
Executive Officer

------------------
(1) Includes amounts deferred under the Company's profit sharing plan, a non-contributory 401(k) plan, and the directors deferred compensation plan.
(2)  Reflects discretionary bonuses paid for the indicated fiscal year.
(3) Pursuant to the deferred compensation plan, interest is earned on plan balances at the Wall Street Journal prime rate. The amount shown in the table is the amount of interest earned on Mr. Bursic's deferred compensation plan balance during the indicated fiscal year which is in excess of 120% of the federal long-term IRS interest rate at January 1 of the indicated year.
(4) In fiscal 2008, includes allocations under the ESOP of $14,362 to Mr. Bursic and $4,028 for the reimbursement of amounts cut back to Mr. Bursic as a result of Internal Revenue Service limitations on contributions to the ESOP. Does not include perquisites and other benefits for Mr. Bursic consisting of the cost of the personal use of a Company-provided automobile and the payment of club dues, which amounted to less than $10,000 in the aggregate.

Equity Compensation Plans

         The Company did not grant any awards pursuant to the Company's stock option plans to the named executive officer during the year ended June 30, 2008. The Company does not maintain a non-equity or equity incentive plan that provides for payments based upon the achievement of specified goals. The named executive officer did not receive any stock options or restricted stock awards in fiscal 2008 and did not exercise or hold any stock options or restricted stock in fiscal 2008.

Employment Agreements.

         The Company and the Savings Bank (collectively the "employers") maintain an employment agreement with David J. Bursic. The employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the employers for a term of three years with a current salary of $255,750 Such salary may be increased at the discretion of the board of directors from time to time, but may not be decreased during the term of the employment agreement without the prior written consent of the executive. The term of Mr. Bursic's employment agreement shall be extended each day for an additional day unless the employers or the executive elects, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

         The employment agreement is terminable with or without cause by the employers. The executive shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability, retirement or death, provided, however, that (i) in the event that the executives terminate their employment because of failure of the employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to his employment following a Change of Control of the Company, as defined, Mr. Bursic will be entitled to a cash severance amount equal to three times his base salary, and a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until the executive obtains full-time employment with another employer.

Retirement Plans.

         The Company maintains two retirement plans - the Employee Stock Ownership Plan (ESOP) and a 401K/Profit Sharing Plan. Both plans are noncontributory by employees, IRS tax qualified and fully funded. No employer contributions have been made to the profit sharing plan in recent years because the Company believes it is important to align employee and shareholder interests through ownership of the Company's common stock. Employer contributions to the ESOP totaled $125,000 during fiscal 2008.

Directors' Compensation

         During fiscal 2008, directors of the Company and the Savings Bank who are not executive officers ("outside directors") received an annual fee of $19,800 ($23,400 for the Chairman of the Board) and a monthly committee fee of $350.

         The following table sets forth information concerning compensation paid or accrued by the Company and its subsidiaries to each member of the board of directors during the year ended June 30, 2008. Mr. Bursic has been omitted from the table as his compensation is fully reported in the Summary Compensation Table above. The Company has not granted any stock options or restricted stock to directors in recent years. Because all of the outstanding stock options and restricted stock held by directors were fully vested prior to the beginning of fiscal 2008, the Company did not recognize any expense under Statement of Financial Accounting Standards No. 123(R) during fiscal 2008 with respect to the stock options and restricted stock previously granted to directors.

                              Fees    Nonqualified
                           Earned or    Deferred
                            Paid in   Compensation    All Other
           Name             Cash(1)    Earnings(2)  Compensation   Total
     ------------------   ----------  ------------  ------------ ----------
     David L. Aeberli     $   24,000   $       --   $       --   $   24,000

     John W. Grace            24,000           --           --       24,000

     Donald E. Hook           27,600          189           --       27,789

     Lawrence M. Lehman       24,000           --           --       24,000

     Margaret VonDerau        24,000          840           --       24,840

----------------
(1) Include payment of directors' fees for service on the board of the Company and the Bank. Also includes the payment of fees for attendance at meeting of committees of the board that the director serves on as well as fees for service as chairman of a board committee.
(2) Pursuant to the deferred compensation plan, interest is earned on plan balances at the Wall Street Journal prime rate. The amount shown in the table is the amount of interest earned by each director on his or her deferred compensation plan balance during fiscal 2008 which is in excess of 120% of the federal long-term IRS interest rate at January 1, 2007.

         Directors' Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation plan for its directors whereby directors can elect to defer all or a portion of their directors' fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the board of directors.

         The deferred compensation plan provides that amounts deferred thereunder may be paid in shares of common stock based on the then-existing value of the amount of common stock, including fractional shares, which could have been purchased with the percentage of a director's deferred account that the director elected to have valued as though it were invested in common stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses.

The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of common stock. The trust uses such funding to acquire shares of common stock on the open market. The shares of common stock held in the trust are voted by an independent trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 2008, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

                PROPOSAL TO APPROVE THE 2008 STOCK INCENTIVE PLAN

General

         The board of directors has adopted the 2008 Stock Incentive Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Incentive Plan is also designed to attract and retain qualified directors for the Company. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options, stock appreciation rights and share awards of restricted stock (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of the Company and any subsidiaries.

Description of the Incentive Plan

         The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

         Administration. The Incentive Plan will be administered and interpreted by a committee of the board of directors that is comprised solely of two or more non-employee directors. The Compensation Committee of the board, which is currently comprised of Messrs. Aeberli, Grace, Hook and Lehman and Mrs. VonDerau, will administer the Incentive Plan.

         Stock Options. Under the Incentive Plan, the board of directors or the committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. The per share exercise price of a stock option shall at least equal to the fair market value of a share of common stock on the date the option is granted. Non-employee directors are not eligible to receive incentive stock options under the plan.

         All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the board of directors or the committee at the time of grant. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death, disability or retirement. Unless the committee or board of directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full upon a change in control of the Company, as defined in the Incentive Plan.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the employee's employment terminated (two years after termination of service in the case of non-employee directors), unless extended by the committee or the board of directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have two years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

         Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares  purchased  upon the exercise of options may be made
(i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations,
(iii) at the discretion of the board or the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the board or the committee, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

         Share Awards. Under the Incentive Plan, the board of directors or the committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the committee. The board or the committee will determine which officers, key employees and directors will be granted share awards, and the number of shares subject to each share award. The number of shares available to be issued as share awards will not exceed 38,000 shares, or 25% of the total number of shares available for issuance under the Incentive Plan.

         If the employment or service of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with the Company or a subsidiary company terminates due to death or disability will be deemed fully earned as of the recipient's last day of employment or service. In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of the Company.

         A recipient of a share award will not be entitled to receive any dividends declared on the common stock and will not be entitled to any voting rights with respect to an unvested share award until it vests. Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the committee.

         Stock Appreciation Rights. Under the Incentive Plan, the board of directors or the committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of common stock in an amount equal to the excess of the fair market value of the shares of common stock subject to option at the time over the option price of such shares. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

         Number of Shares Covered by the Incentive Plan. A total of 152,000 shares of common stock, which is equal to approximately 7% of the issued and outstanding common stock, has been reserved for future issuance pursuant to the Incentive Plan. No more than 38,000 shares, or 25% of the shares reserved for issuance under the Incentive Plan may be granted to non-employee directors in the aggregate under the plan. In addition, no more than 38,000, or 25%, of the shares reserved under the plan may be granted as share awards to all participants in the plan. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

         Amendment and Termination of the Incentive Plan. The board of directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The board of directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Incentive Plan except as specifically authorized by the plan.

         Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from September 17, 2008, the date that the Incentive Plan was adopted by the board of directors. Termination of the Incentive Plan shall not affect any previously granted Awards.

         Awards Granted or Available Under Existing Plans. As of June 30, 2008, options covering 608 shares of common stock and no shares of restricted stock were issued and outstanding under the Company's existing stock plans and no shares remained available for grant under such plans.

         The following table sets forth certain information for all equity compensation plans (other than the proposed 2008 Stock Incentive Plan) and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of June 30, 2008.

                                              Equity Compensation Plan Information


                                      Number of securities to be      Weighted-average           Number of securities remaining
                                       issued upon exercise of       exercise price of        available for future issuance under
                                    outstanding options, warrants   outstanding options,      equity compensation plans (excluding
          Plan Category                      and rights             warrants and rights    securities reflected in the first column)
---------------------------------   -----------------------------   --------------------   ----------------------------------------
Equity compensation plans
approved by security holders                      608                    $15.77                               --

Equity compensation plans not
approved by security holders                       --                        --                               --
                                              -------                    ------                          -------
Total                                             608                    $15.77                               --
                                              =======                    ======                          =======

         Awards to be Granted. Following adoption of the Incentive Plan, the committee granted, subject to stockholder approval of the Incentive Plan, compensatory stock options to purchase 7,500 shares of common stock to each non-employee director of the Company (options to purchase 37,500 shares in the aggregate to five non-employee directors) with an exercise price of $16.20 per share. The options vest 20% a year over five years commencing one year from the date of grant. The Company has not made any determination as to the timing or recipients of grants of Awards to employees under the Incentive Plan.

         Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

         Incentive Stock Options. No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Code. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

         If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and the Company will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

         An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or disability of the optionee. If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option.

         Nonqualified Stock Options. No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either a short-term or long-term capital gain or loss depending on how long the shares have been held. In general, common stock issued upon exercise of an option or stock appreciation right granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

         Share Awards. Upon the vesting of a share award, the holder will realize income for federal income tax purposes equal to the amount received, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount. Pursuant to
Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable. A recipient of a share award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when the share award is first granted, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

         Stock Appreciation Rights. No income will be recognized by an optionee in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the optionee generally will be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company generally will be entitled to a deduction equal to the amount includable as ordinary income by such optionee.

         Deduction Limit for Certain Executive Officers. Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, are excluded from the $1.0 million deduction limitation. The share awards granted under the Incentive Plan will not be excluded from the $1.0 million limitation. However, the board of directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

         The above description of tax consequences under federal income tax law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123R (revised 2004), Share-Based Payment, which revises SFAS No. 123, Accounting for Stock-Based Compensation, and supersedes Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. SFAS No. 123R requires the Company to recognize the cost of employee services received in share-based payment transactions, including the Incentive Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

         The accounting treatment applicable to stock appreciation rights and share awards under SFAS No. 123(R) generally is the same as under the original SFAS No. 123. Each of these types of Awards may result in compensation expense charged against the Company's reported earnings.

         Stockholder Approval. No Awards will be granted under the Incentive Plan, including the stock options granted to non-employee directors, unless the Incentive Plan is approved by stockholders. Stockholder ratification of the Incentive Plan will satisfy listing requirements of the Nasdaq Stock Market and certain federal tax requirements applicable to incentive stock options.

         The Board of Directors recommends that stockholders vote FOR adoption of the 2008 Stock Incentive Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 2008, one of the Savings Bank's directors and executive officers or members of their immediate families or affiliates had aggregate loan balances in excess of $120,000, which amounted to $2.4 million in the aggregate. All such loans were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The audit committee of the board of directors of the Company intends to appoint S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2009, and directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

         The Company has been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Relationship with Independent Public Accounting Firm

         The audit committee of the board of directors intends to appoint S.R. Snodgrass, A.C. as the independent registered public accounting firm to audit the Company's financial statements for the year ending June 30, 2009. The audit committee will consider the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2008 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2009.

         The following table sets forth the aggregate fees paid by the Company to S.R. Snodgrass for professional services rendered by S.R. Snodgrass in connection with the audit of the Company's consolidated financial statements for fiscal 2008 and 2007, as well as the fees paid to S.R. Snodgrass for audit-related services, tax services and all other services rendered by S.R. Snodgrass to the Company during fiscal 2008 and 2007.

                                                          Year Ended June 30,
                                                      --------------------------
                                                       2008                2007
                                                      -------            -------
Audit fees(1) ............................            $50,681            $48,936
Audit-related fees .......................                 --                 --
Tax fees(2) ..............................              9,800              9,400
All other fees ...........................                 --                 --
                                                      -------            -------
    Total ................................            $60,481            $58,336
                                                      =======            =======

--------------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.
(2) Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

         The audit committee selects the Company's independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if:
(i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

         During the year ended June 30, 2008, each new engagement of S.R. Snodgrass was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception for pre-approval contained in the SEC's rules.

         The board of directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as independent registered public accounting firm for the fiscal year ending June 30, 2009.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2009, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Corporate Secretary, no later than May 29, 2009. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company's articles of incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the board of directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of common stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company's articles of incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than August 31, 2009.

                                 ANNUAL REPORTS

         A copy of the Company's annual report to stockholders for the year ended June 30, 2008 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's annual report on Form 10-K for the fiscal year ended June 30, 2008 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Pamela M. Tracy, Investor Relations Manager and Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The board of directors has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Chairman of the Board of Directors, c/o Pamela M. Tracy, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                      Appendix A

                               WVS FINANCIAL CORP.
                            2008 STOCK INCENTIVE PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         WVS Financial Corp. (the "Corporation") hereby establishes this 2008 Stock Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Award" means an Option, Stock Appreciation Right or Share Award granted pursuant to the terms of this Plan.

         3.02 "Bank" means West View Savings Bank, the wholly owned subsidiary of the Corporation.

         3.03 "Beneficiary" means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.04     "Board" means the Board of Directors of the Corporation.

         3.05 "Change in Control" shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

         3.06     "Code" means the Internal Revenue Code of 1986, as amended.

         3.07 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a non-employee director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and (ii) within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

         3.08 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

         3.09 "Disability" means in the case of any Optionee or Recipient that the Optionee or Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

         3.10 "Effective Date" means the day upon which the Board adopts this Plan.

         3.11 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

         3.14 "Fair  Market  Value"  shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use. Notwithstanding the foregoing, if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Corporation and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

         3.15 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.16 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank, including an advisory director or a director emeritus of the Board of the Corporation and/or the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.17 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.18 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.19 "Option" means a right granted under this Plan to purchase Common Stock.

         3.20 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.21 "Recipient" means an Employee or Non-Employee Director who receives a Share Award under the Plan.

         3.22 "Retirement" means (a) a termination of employment which constitutes a retirement under the Corporation's qualified retirement plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute retirement under the Corporation's qualified retirement plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee or Recipient continues to serve as a Non-Employee Director, and (b) with respect to Non-Employee Directors, a separation from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto

(including service as a director emeritus or advisory director to the Corporation or any Subsidiary Company) after reaching age 76 and having served as a member of the Board Directors of the Corporation and/or the Bank for a period of 10 years or more.

         3.23 "Share Award" means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service and other requirements described in Article IX.

         3.24 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.10.

         3.25 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Award in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's or a Recipient's tax withholding obligation pursuant to Section 13.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a non-employee director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested or exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

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         4.04 Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

         4.07 No Deferral of Compensation Under Section 409A of the Code. All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options or Stock Appreciation Rights granted under this Plan shall be designed to satisfy the exemption for stock options or stock appreciation rights set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options and Stock Appreciation Rights granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options or stock appreciation rights set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or Stock Appreciation Right or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold. No Recipient shall be permitted to defer the recognition of income beyond the date a Share Award shall be deemed earned pursuant to Article IX of this Plan.

                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall not be eligible to receive Incentive Stock Options under the Plan.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 Number of Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article X, shall be 152,000. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

         6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         7.01 Determination of Awards. The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the Exercise Price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each Optionee, his present and potential contributions to the growth and success of the Corporation, his salary or other compensation and such other factors deemed relevant to accomplishing the purposes of the Plan.

         7.02 Limitation on Share Awards. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Share Awards may be issued under this Plan shall be 38,000 shares, or 25% of the total shares available for issuance under this Plan. None of such shares shall be the subject of more than one Award at any time, but if a Share Award as to any shares is surrendered before vested, or expires or terminates for any reason without vesting in full, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

         7.03 Maximum Awards to Non-Employee Directors. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which awards may be granted to Non-Employee Directors in the aggregate under this Plan shall be 38,000 shares.

         7.04 Maximum Awards to any Person. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any individual in any calendar year under this Plan shall be 50,000 shares.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the Exercise Price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

         8.02     Option Exercise Price.

                  (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

                  (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

         8.03     Vesting and Exercise of Options.

                  (a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Optionee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or a Change in Control. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

                  (b) Accelerated Vesting. Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control.

         8.04     Duration of Options.

                  (a) Employee Grants. Except as provided in Sections 8.04(c) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Employee ceases to be employed by Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant to extend such period of exercise upon termination of employment or service to a period not exceeding five (5) years.

                  (b)  Non-Employee  Director  Grants.  Except  as  provided  in
Section 8.04(c), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or
(ii) two (2) years after the date on which the Optionee ceases to serve as a Non-Employee Director.

                  (c) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the two (2) year period following his termination due to Disability or Retirement, to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term for Options subject to Section 8.09(b) hereof) of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

         In no event,  however,  shall any Option be  exercisable  more than ten
(10) years (five (5) years for Options subject to Section 8.09(b) hereof) from the date it was granted.

         8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations and Emerging Issues Task Force Issue No. 00-23, Financial Accounting Standards Board Statement No. 123R and any successor thereto, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

         8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

                  (a) Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                  (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 8.09(c).

         8.10     Stock Appreciation Rights.

                  (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section
8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

                  (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

                  (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                  (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, and a Stock Appreciation Right granted in connection with a Non-Qualified Option must also be granted concurrently with the Option to which it relates.

                  (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                                  SHARE AWARDS

         9.01 Share Award Notice. As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Share Award, the number of shares covered by the Share Award and the terms upon which the shares subject to the Share Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Share Awards under the Plan.

         9.02     Earning Plan Shares; Forfeitures.

                  (a) General Rules. Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof. If the employment of an

Employee or service of a Non-Employee Director is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned. In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares. No fractional shares shall be distributed pursuant to this Plan.

                  (b) Exception for Termination Due to Death or Disability. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment or service with the Corporation or any Subsidiary Company terminates due to death or Disability shall be deemed fully earned as of the Recipient's last day of employment or service with the Corporation or any Subsidiary Company and shall be distributed as soon as practicable thereafter.

                  (c) Exception for a Change in Control. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control.

         9.03 Dividends and Voting. A Recipient shall not be entitled to receive any cash dividends declared on the Common Stock with respect to any unvested Share Award. A Recipient shall not be entitled to any voting rights with respect to any unvested Share Award which has not yet been earned and distributed to him or her pursuant to Section 9.04.

         9.04     Distribution of Plan Shares.

                  (a) Timing of Distributions: General Rule. Subject to the provisions of Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                  (b) Form of Distributions. All shares shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each share earned and distributable.

                  (c) Restrictions on Selling of Plan Shares. Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         9.05 Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

         9.06. Nontransferable. Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of a Share Award by the Committee pursuant to Section 9.01. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

                                    ARTICLE X
                         ADJUSTMENTS FOR CAPITAL CHANGES

         10.01 General Adjustments. The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group, and the

Exercise Price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

         10.02 Adjustments for Mergers and Other Corporate Transactions. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Award shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such amount of cash or number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees or Recipients would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock options and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation ss.1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

                                   ARTICLE XI
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

         Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan nor shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article X in connection with a change in the Company's capitalization).

                                   ARTICLE XII
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                  ARTICLE XIII
                                   WITHHOLDING

         13.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee or Recipient to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

         13.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's or Recipient's tax withholding obligation by the retention of shares of Common Stock to which the Optionee or Recipient would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                   ARTICLE XIV
                        EFFECTIVE DATE OF THE PLAN; TERM

         14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of the Effective Date, provided however, that any outstanding Awards and this Plan are approved by stockholders of the Corporation pursuant to Article XV hereof, and Awards may be granted hereunder no later than the termination of the Plan.

         14.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XV
                              STOCKHOLDER APPROVAL

         The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and the regulations thereunder, (ii) Section 162(m) of the Code and the regulations thereunder, and (iii) the rules and regulations of the Nasdaq Stock Market for the listing of the Common Stock thereon.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

         16.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

REVOCABLE PROXY

                               WVS FINANCIAL CORP.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2008 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned, being a stockholder of the Company as of September 10, 2008 hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 28, 2008 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.       ELECTION OF DIRECTORS

         [_]    FOR the nominees listed          [_]    WITHHOLD AUTHORITY
                below (except as marked                 to vote for the nominees
                to the contrary below)                  listed below

Nominees for a four-year term: David J. Bursic and Jonathan D. Hoover.

(INSTRUCTIONS: To withhold authority to vote for a nominee, write the name of the nominee in the space provided below.)

--------------------------------------------------------------------------------

2.       PROPOSAL to approve the WVS Financial Corp. 2008 Stock Incentive Plan.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

3. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSALS TO ADOPT THE 2008 STOCK INCENTIVE PLAN AND TO RATIFY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                    Dated:                                , 2008
                                             -----------------------------


                                    --------------------------------------------


                                    --------------------------------------------
                                    Signature(s)


                                    Please sign this exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 WVS LETTERHEAD


                               September 26, 2008


TO:     Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                 Sincerely,

                                                 /s/ David J. Bursic

                                                 David J. Bursic
                                                 President

                               WVS FINANCIAL CORP.

         The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust ("ESOP") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of September 10, 2008, at the Annual Meeting of Stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 28, 2008 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS

         [_]    FOR the nominees listed          [_]    WITHHOLD AUTHORITY
                below (except as marked                 to vote for the nominees
                to the contrary below)                  listed below

Nominees for a four-year term: David J. Bursic and Jonathan D. Hoover.

(INSTRUCTIONS: To withhold authority to vote for a nominee, write the name of the nominee in the space provided below.)

--------------------------------------------------------------------------------

2.       PROPOSAL to approve the WVS Financial Corp. 2008 Stock Incentive Plan.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

3. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and FOR the Proposals to approve the 2008 Stock Incentive Plan and to ratify the independent registered accounting firm for fiscal 2009. Such votes are hereby solicited by the Company's Board of Directors.

                                    Dated:                                , 2008
                                             -----------------------------


                                    --------------------------------------------
                                                      Signature

If you return this card properly signed but you do not otherwise specify, the shares allocated to your account will be voted for the election of the nominees for Director and for the proposals to approve the 2008 Stock Incentive Plan and to ratify the independent registered accounting firm for fiscal 2009. If you do not return this card, the shares allocated to your account will not be voted.

                                 WVS LETTERHEAD


                               September 26, 2008


TO:      Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustees in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                    Sincerely,

                                                    /s/ David J. Bursic

                                                    David J. Bursic
                                                    President

                               WVS FINANCIAL CORP.

         The undersigned hereby instructs the Trustees of the Profit Sharing Plan ("Profit Sharing Plan") of West View Savings Bank to vote, as designated below, all the shares of Common Stock of WVS Financial Corp. (the "Company") held pursuant to the Profit Sharing Plan on behalf of the undersigned as of September 10, 2008, at the Annual Meeting of Stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 28, 2008 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS

         [_]    FOR the nominees listed          [_]    WITHHOLD AUTHORITY
                below (except as marked                 to vote for the nominees
                to the contrary below)                  listed below

Nominees for a four-year term: David J. Bursic and Jonathan D. Hoover.

(INSTRUCTIONS: To withhold authority to vote for a nominee, write the name of the nominee in the space provided below.)

--------------------------------------------------------------------------------

2.       PROPOSAL to approve the WVS Financial Corp. 2008 Stock Incentive Plan.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

3. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and FOR the Proposals to approve the 2008 Stock Incentive Plan and to ratify the independent registered accounting firm for fiscal 2009. Such votes are hereby solicited by the Company's Board of Directors.

                                    Dated:                                , 2008
                                             -----------------------------


                                    --------------------------------------------
                                                      Signature

If you return this card properly signed but you do not otherwise specify, the shares allocated to your account will be voted for the election of the nominees for Director and for the proposals to approve the 2008 Stock Incentive Plan and to ratify the independent registered accounting firm for fiscal 2009. If you do not return this card, the shares allocated to your account will not be voted.

                                 WVS LETTERHEAD


                               September 26, 2008


TO: Persons Granted Restricted Stock Under the Recognition and Retention Plans of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Recognition and Retention Plans and Trusts ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                                    Sincerely,

                                                    /s/ David J. Bursic

                                                    David J. Bursic
                                                    President

                               WVS FINANCIAL CORP.

         The undersigned hereby instructs the Trustees of the Recognition and Retention Plan and Trusts ("Recognition Plans") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plans to the undersigned as of September 10, 2008, at the Annual Meeting of Stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 28, 2008 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS

         [_]    FOR the nominees listed          [_]    WITHHOLD AUTHORITY
                below (except as marked                 to vote for the nominees
                to the contrary below)                  listed below

Nominees for a four-year term: David J. Bursic and Jonathan D. Hoover.

(INSTRUCTIONS: To withhold authority to vote for a nominee, write the name of the nominee in the space provided below.)

--------------------------------------------------------------------------------

2.       PROPOSAL to approve the WVS Financial Corp. 2008 Stock Incentive Plan.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

3. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009.

         FOR                           AGAINST                     ABSTAIN
         [_]                             [_]                         [_]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and FOR the Proposals to approve the 2008 Stock Incentive Plan and to ratify the independent registered accounting firm for fiscal 2009. Such votes are hereby solicited by the Company's Board of Directors.

                                    Dated:                                , 2008
                                             -----------------------------


                                    --------------------------------------------
                                                      Signature

If you return this card properly signed but you do not otherwise specify, your shares of restricted stock will be voted for the election of the nominees for Director and for the proposals to approve the 2008 Stock Incentive Plan and to ratify the independent registered accounting firm for fiscal 2009. If you do not return this card, your shares will not be voted.